Exhibit 10.20
NINTH SUPPLEMENTAL AGREEMENT
TO
PAYMENT GUARANTEE FACILITY
AND
MULTICURRENCY LOAN AGREEMENT
IN THE MAXIMUM AMOUNT OF
EUR 18,000,000.-
BETWEEN
DEEPOCEAN SHIPPING III AS (FORMERLY NORTH SEA COMMANDER SHIPPING AS)
(AS BORROWER)
AND
NORDEA BANK NORGE ASA
(AS BANK)
AND
NORDEA BANK NORGE ASA
(AS AGENT)

THIS SUPPLEMENTAL AGREEMENT NO. 9 (the “Supplemental Agreement no. 9”) dated 6 March 2009 is made between:
1.	DEEPOCEAN SHIPPING III AS (formerly NORTH SEA COMMANDER SHIPPING AS), registration no. 977 289 483, of Stoltenberggata 1, N-5527 Haugesund, Norway as borrower (the “Borrower”);

2.	THE BANKS AND FINANCIAL INSTITUTIONS listed in Exhibit 1 hereto as banks (together the “Banks”);

3.	NORDEA BANK NORGE ASA, org. no. 911 044 110, acting through its office at Middelthunsgt. 17, P. O. Box 1166 Sentrum, NO-0107 Oslo, Norway as agent (the “Agent”) on behalf of the Banks and the Swap Bank (as defined in the Loan Agreement).
WHEREAS:
A.	This Supplemental Agreement no. 9 is an addendum and supplemental to the payment guarantee facility and multicurrency loan agreement dated 22 October 2001 as amended by Supplemental Agreement no. 1 dated 21 January 2003, a Supplemental Agreement no. 2 dated 15 May 2003, a Supplemental Agreement no. 3A dated 25 March 2004, a Supplemental Agreement no. 3B dated 4 March 2008, a Supplemental Agreement no. 4 dated 20 June 2008, a Supplemental Agreement no. 5 dated 30 September 2008, a Supplemental Agreement no. 6 dated 30 October 2008, a Supplemental Agreement no. 7 dated 26 November 2008 and a Supplemental Agreement no. 8 dated 30 December 2008 (the “Loan Agreement”) entered into between the Borrower, the Agent and the Banks, pursuant to which the Banks have agreed according to their several obligations to make available to the Borrower a secured drawing and long term financing for the acquisition of MV “Arbol Grande” (the “Vessel”) for an original amount not exceeding the equivalent amount of EUR 18,000,000 as later increased to EUR 23,250,000.

B.	Currently outstanding principal amount under the Loan Agreement is of the date hereof EUR 14,166,672 plus accrued interest.

C.	The Borrower has requested an amendment to the “Consolidated Net Worth” covenant regulated by Clause 13.16 (ii) (Financial covenants—the Guarantor).
NOW IT IS HEREBY AGREED as follows:
1.	DEFINITIONS AND CONSTRUCTION

1.1	Defined expressions

Words and expressions defined in the Loan Agreement shall, unless otherwise defined herein, have the same meanings when used herein (including the preamble).

1.2	Definitions

In this Supplemental Agreement no. 9, unless the context otherwise requires:
“Effective Date”	means the date on which the Agent has received the documents and evidence specified in Clause 4 hereof in form and substance satisfactory to it.

1.3	Construction

In this Supplemental Agreement no. 9, unless the context otherwise requires:
(a)	words importing the singular shall include the plural and vice versa;

(b)	reference to any party shall, subject to Clause 20 of the Loan Agreement, be deemed to be a reference to or include, as appropriate, their respective permitted successors, assignees or transferees;

(c)	references to Clauses and sub-Clauses and the Schedules are references to, respectively, the Clauses and sub-Clauses of, and the Schedules to, the Loan Agreement;

(d)	a reference to this Supplemental Agreement no. 9, the Loan Agreement, the Security Documents or to another agreement or document shall be construed as including a reference to all permitted amendments or variations thereof or supplements thereto from time to time in force, but without prejudice to the Borrower’s obligations to obtain necessary consent in respect of such amendment or supplement.
2.	AGREEMENT AND CONSENT OF THE AGENT AND THE BANKS

2.1	Agreement and consent

Subject to the terms and conditions of this Supplemental Agreement no. 9, the Agent and the Banks agree with the Borrower to amend the “Consolidated Net Worth” covenant regulated by Clause 13.16 (ii) (Financial covenants—the Guarantor) and to amend and supplement the Loan Agreement as set out herein.

2.2	Effective Date

The amendments set out in this Supplemental Agreement no. 9 shall have effect from the Effective Date.

3.	AMENDMENTS TO CLAUSE 2 DEFINITIONS

3.1	Amendments to Clause 2 (Definitions)

The wording of the following definitions in Clause 2 (Definitions) shall be deleted and substituted with the following:
“Net Worth”	mean, as to any Person, the sum of its capital stock, capital in excess of par or stated value of shares of its capital stock, retained earnings and any other account which, in accordance with generally accepted accounting principles as in effect in Norway, constitutes stockholders’ equity, but excluding any treasury stock cumulative foreign translation adjustment and write-downs of goodwill and/or non-amortizing intangible assets.
3.2	New definitions in Clause 2 (Definitions)

The following new definitions shall be added to Clause 2 (Definitions) shall be deleted and substituted with the following:
“Supplemental Agreement no. 9”	means a ninth supplemental agreement to this Agreement dated 6 March 2009.

4.	CONDITIONS PRECEDENT

4.1	Conditions precedent

The Borrower shall deliver to the Agent the following documents in form and substance acceptable to the Agent:
1.	Two copies of this Supplemental Agreement no. 9 duly executed and signed by the Borrower.

2.	An updated certificate of incorporation and articles of association of the Borrower, Trico Shipping AS and the Guarantor;

3.	Board resolutions and PoA from the Borrower, Trico Shipping AS and the Guarantor in respect of the execution of the Supplemental Agreement no. 9 and the amendments contemplated thereby.
5.	FEES AND EXPENSES

5.1	Cost and expenses

The Borrower shall upon demand reimburse all reasonable expenses (including external legal fees of the Agent and/or the Banks) incurred by the Agent and/or the Banks in connection with the drafting, negotiation, preparation, syndication, closing, maintenance enforcement and execution of this Supplemental Agreement no. 9 and any documents relating thereto.

5.2	Non recoverable cost

The fees and expenses specified in this Clause 5 shall be payable by the Borrower in any event and shall in no circumstances be recoverable from the Agent or the Banks. The Borrower’s obligation to pay any fees and expenses hereunder shall survive the termination date of this Agreement.

6.	CONTINUED FORCE AND EFFECT

Except as set out in this Supplemental Agreement no. 9 and the Supplemental Agreements nos. 1-8, the Loan Agreement shall continue in full force and effect and the Loan Agreement, Supplemental Agreements nos. 1-8 and this Supplemental Agreement no. 9 shall be read and construed as one instrument.

7.	GOVERNING LAW

This Supplemental Agreement no. 9 is governed by Norwegian law. The Borrower hereby irrevocably submits to the non-exclusive jurisdiction of Bergen tingrett, provided however, that the choice of venue shall not prevent the Agent and/or the Banks from commencing proceedings against the Borrower in any other court of competent jurisdiction.
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EXECUTION PAGE
IN WITNESS WHEREOF the parties hereto have caused this Supplemental Agreement no. 9 to be duly executed and delivered the day and the year first above written.

SIGNED	SIGNED
NORDEA BANK NORGE ASA	DEEPOCEAN SHIPPING III AS
as Agent, Arranger and Bank	as Borrower

Co-signed by Trico Shipping AS and Trico Supply AS, approving and acknowledging the contents of this Supplemental Agreement no. 9.

SIGNED	SIGNED
TRICO SHIPPING AS	TRICO SUPPLY AS
as Parent	as Guarantor